UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2021

UNION ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39089 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

1425 Brickell Ave., #57B Miami, FL (Address of principal executive offices)	33131 (Zip Code)

Registrant’s telephone number, including area code: (212) 981-0630
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share and one redeemable warrant	LATNU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	LATN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LATNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) released a statement on accounting and reporting considerations for warrants issued by special purpose acquisition companies (the “Staff Statement”). The Staff Statement highlighted certain financial reporting considerations for special purpose acquisition corporations (“SPACs”) relating to the accounting for warrants. While the specific terms of warrants issued by SPACs can vary, there are certain features of warrants issued in SPAC transactions that are common across many entities, including Union Acquisition Corp. II (the “Registrant” or the “Company”). The Staff Statement highlighted that warrants containing these features, which relate to whether the warrants can be indexed to the price of an entity’s shares or settled with assets other than common shares, should be classified as a liability measured at fair value, with changes in fair value each period reported as non-cash changes to earnings. Such period-to-period changes could be significant. Prior to the issuance of this guidance, SPACs generally carried their outstanding private placement warrants and public warrants containing these provisions as equity on their balance sheets without quarterly adjustments.

As a result of the Staff Statement, the Company, together with its advisors, undertook a process to value the liability of its warrants. Based on this valuation, Company management, together with the audit committee of the Company’s board of directors (the “Audit Committee”), determined, on June 7, 2021, that the Company’s (i) financial statements and other financial data as of and for the year ended September 30, 2020 included in the Company’s Annual Report on Form 10-K for the period ended September 30, 2020 and (ii) the financial statements included in the Company’s Quarterly Reports on Form 10-Q as of and for the periods ended December 31, 2019, March 31, 2020 and June 30, 2020 and (iii) the financial statement included in the Company’s Current Report on Form 8-K, filed on October 28, 2019 (collectively, the “Non-Reliance Period”) contained an error that was quantitatively material and, as a result, should no longer be relied upon and that the financial statements in the Non-Reliance Period should be restated to reflect the Company’s warrants as a liability, with subsequent changes in its estimated fair value recorded as non-cash income or expense in each Non-Reliance Period.

The Company has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), and will file an amendment to its Annual Report on Form 10-K for the year ended September 30, 2020 filed with the SEC on December 30, 2020 and will also file an amendment to its Quarterly Report on Form 10-Q for the period ended December 31, 2020 filed with the SEC on February 16, 2021 reflecting this reclassification of the warrants for the Non-Reliance Period after it has finalized its warrant valuation procedures.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum.

 Additional Information

On March 31, 2021, the Company, Procaps Pharma Group Limited (“Procaps”), a private limited liability company registered and incorporated under the laws of Malta, Procaps Group, S.A. (“Holdco”), a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg and OZLEM Limited (“Merger Sub”), an exempted company incorporated under the laws of the Cayman Islands entered into a Business Combination Agreement (the “Business Combination Agreement”). These parties anticipate closing the business combination in the third quarter of 2021.

The proposed business combination will be submitted to shareholders of the Company for their consideration. Holdco is expected to file a registration statement on Form F-4 with the SEC that will include a proxy statement of the Company that will also constitute a prospectus of Holdco. Each of the Company and Holdco urge investors, shareholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the business combination, as these materials will contain important information about Holdco, the Company, and Procaps and the business combination. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for a description of the security holdings of the Company’s officers and directors and their respective interests as security holders in the consummation of the business combination. When available, the definitive proxy statement/prospectus will be mailed to the Company’s and Holdco’s shareholder. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Union Acquisition Corp. II, 1425 Brickell Ave., #57B, Miami, FL 33131 or Procaps Group, S.A., 9 rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg.

Participation in Solicitation

The Company, Holdco and Procaps and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which was filed with the SEC on December 30, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

Forward Looking Statements

This information in the Current Report on Form 8-K includes certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the products offered by Procaps and the markets in which it operates, and Holdco’s projected future results. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain another extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the adoption of the Business Combination Agreement by the shareholders of the Company and Procaps, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the impact of COVID-19 on Procaps’ business and/or the ability of the parties to complete the potential business combination; (vii) the effect of the announcement or pendency of the proposed business combination on Procaps’ business relationships, performance, and business generally, (viii) risks that the proposed business combination disrupt current plans and operations of Procaps and potential difficulties in Procaps’ employee retention as a result of the proposed business combination, (ix) the outcome of any legal proceedings that may be instituted against the Company, Holdco or Procaps related to the Business Combination Agreement or the proposed business combination, (x) the ability to maintain the listing of the Company’s securities on the NASDAQ Stock Market, (xi) the price of the Company’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Procaps operates, variations in performance across competitors, changes in laws and regulations affecting Procaps’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Procaps operates, (xiv) the risk that Procaps and its current and future collaborators are unable to successfully develop and commercialize Procaps’ products, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk of product liability or regulatory lawsuits or proceedings relating to Procaps’ products and services; (xxii) the risk that Procaps is unable to secure or protect its intellectual property; and (xxiii) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-1 related to the Company’s initial public offering, the proxy statement/prospectus discussed above and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Holdco, the Company and Procaps assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Holdco, the Company nor Procaps gives any assurance that either Holdco, the Company or Procaps will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Acquisition Corp. II

Dated: June 10, 2021	By:	/s/ Kyle P. Bransfield
Name: Kyle P. Bransfield Title: Chief Executive Officer